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                                                              EXHIBIT 99.(z)(1)
Item 27(a)
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          Van Kampen U.S. Government Trust
               Van Kampen U.S. Mortgage Fund
          Van Kampen Tax Free Trust
               Van Kampen Insured Tax Free Income Fund
               Van Kampen Strategic Municipal Income Fund
               Van Kampen California Insured Tax Free Fund
               Van Kampen Municipal Income Fund
               Van Kampen Intermediate Term Municipal Income Fund
               Van Kampen New York Tax Free Income Fund
          Van Kampen Trust
          Van Kampen Equity Trust
               Van Kampen Agressive Growth Fund
               Van Kampen Mid Growth Fund
               Van Kampen Select Growth Fund
               Van Kampen Small Company Growth Fund*
               Van Kampen Small Cap Growth Fund
               Van Kampen Small Cap Value Fund
               Van Kampen Utility Fund
               Van Kampen Value Opportunities Fund
          Van Kampen Equity Trust II
               Van Kampen International Advantage Fund
               Van Kampen Technology Fund
               Van Kampen American Franchise Fund
          Van Kampen Pennsylvania Tax Free Income Fund
          Van Kampen Tax Free Money Fund
          Van Kampen Senior Loan Fund
          Van Kampen Comstock Fund
          Van Kampen Corporate Bond Fund
          Van Kampen Emerging Growth Fund
          Van Kampen Enterprise Fund
          Van Kampen Equity and Income Fund
          Van Kampen Exchange Fund
          Van Kampen Limited Duration Fund
          Van Kampen Government Securities Fund
          Van Kampen Growth and Income Fund
          Van Kampen Harbor Fund
          Van Kampen High Yield Fund
          Van Kampen Life Investment Trust on behalf of its series
               Aggressive Growth Portfolio
               Comstock Portfolio
               Emerging Growth Portfolio
               Enterprise Portfolio
               Government Portfolio
               Growth and Income Portfolio
               Money Market Portfolio
          Van Kampen Pace Fund
          Van Kampen Real Estate Securities Fund
          Van Kampen Reserve Fund
          Van Kampen Tax Exempt Trust
               Van Kampen High Yield Municipal Fund

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          Van Kampen Series Fund, Inc.
               Van Kampen American Value Fund
               Van Kampen Emerging Markets Debt Fund*
               Van Kampen Emerging Markets Fund
               Van Kampen Equity Growth Fund
               Van Kampen Global Equity Allocation Fund
               Van Kampen Global Value Equity Fund
               Van Kampen Growth and Income Fund II*
               Van Kampen Japanese Equity Fund*
               Van Kampen Global Franchise Fund

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*Funds that have not commenced investment operations.

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
CALIFORNIA INSURED MUNICIPALS INCOME TRUST                    SERIES 236
FLORIDA INSURED MUNICIPALS INCOME TRUST                       SERIES 164
MICHIGAN INSURED MUNICIPALS INCOME TRUST                      SERIES 192
MISSOURI INSURED MUNICIPALS INCOME TRUST                      SERIES 129
NEW JERSEY INSURED MUNICIPALS INCOME TRUST                    SERIES 156
NEW YORK INSURED MUNICIPALS INCOME TRUST                      SERIES 183
OHIO INSURED MUNICIPALS INCOME TRUST                          SERIES 140
PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST                  SERIES 301
INVESTMENT GRADE MUNICIPAL TRUST                              SERIES 56
INSURED MUNICIPALS INCOME TRUST                               SERIES 504
INSURED MUNICIPALS INCOME TRUST LIMITED                       SERIES 99
INSURED MUNICIPAL LADDERED TRUST                              SERIES 15
CALIFORNIA INSURED MUNICIPALS INCOME TRUST INTERMEDIATE       SERIES 12
LONG TERM INVESTMENT GRADE TRUST                              SERIES 28
SOUTH CAROLINA INVESTORS' QUALITY TAX-EXEMPT TRUST            SERIES 87
ROLLING TREASURY PORTFOLIO                                    SERIES 1
INVESTMENT GRADE TRUST                                        SERIES 21
VK INSURED INCOME TRUST                                       SERIES 19
CENTRAL EQUITY TRUST DIVERSIFIED INCOME                       SERIES 132
COHEN AND STEERS MASTER MUNICIPAL INCOME PORTFOLIO            SERIES 1
COHEN AND STEERS MASTER MUNICIPAL INCOME PORTFOLIO            SERIES 2
COHEN AND STEERS MASTER MUNICIPAL INCOME PORTFOLIO            SERIES 1
DENT GLOBAL DEMOGRAPHICS PORTFOLIO                            SERIES 3
DIVIDEND INCOME AND VALUE PORTFOLIO                           SERIES 53
DOW 30 INDEX TRUST                                            SERIES 20
VK STRATEGIC 10 U.S. TRADITIONAL SERIES                       JULY 2005
SERIES
EAFE STRATEGIC 20 TRUST                                       SERIES 53
DOW JONES SELECT DIVIDEND INDX STRATEGY PORTFOLIO             SERIES 53
ENHANCED INDEX STRATEGIES PORTFOLIO                           SERIES 53
ENERGY PORTFOLIO                                              SERIES 14
FINANCIAL INSTITUTIONS TRUST                                  SERIES 26
SELECT 5 INDUSTRIAL PORTFOLIO                                 SERIES 53
FOCUS VALUE PORTFOLIO                                         SERIES 16
VK GREAT INTERNATIONAL FIRMS TRUST                            SERIES 26
GLOBAL 45 DIVIDEND STRATEGY PORTFOLIO                         SERIES 53
VK HEALTHCARE AND PHARMACEUTICAL TRUST                        SERIES 31
VK INTERNET TRUST                                             SERIES 43
IPOX 30 INDEX PORTFOLIO                                       SERIES 53
STRATEGIC GROWTH LARGE CAP PORTFOLIO                          SERIES 53
STRAT CLSD END TR SEN LOAN AND LTD DUR                        SERIES 4
STRATEGIC MID CAP PORTFOLIO                                   SERIES 53
MORGAN STANLEY TECHNOLOGY INDEX PORTFOLIO                     SERIES 33
COHEN AND STEERS MASTER INCOME PORTFOLIO                      SERIES 4
NASDAQ STRATEGIC 10 TRUST                                     SERIES 53
MORGAN STANLEY US MULTINATL 50 INDEX PORTFOLIO                SERIES 18
S&P POWERPICKS PORTFOLIO                                      SERIES 53
PREFERRED SECURITIES PORTFOLIO                                SERIES 8
STRATEGIC SMALL CAP PORTFOLIO                                 SERIES 53
S&P SELECT CORE 20 PORTFOLIO                                  SERIES 53
SELECT 10 INDUSTRIAL PORTFOLIO                                SERIES 54
S&P DIVIDEND GROWTH OPPORTUNITIES                             SERIES 1
SELECT S&P INDUSTRIAL PORTFOLIO                               SERIES 53
MORGAN STANLEY TECHNOLOGY INDEX PORTFOLIO                     SERIES 52
THE DOW CONTRARIAN STRATEGY PORTFOLIO                         SERIES 54
VK UTILITY TRUST                                              SERIES 18
COHEN AND STEERS REIT INCOME PORTFOLIO                        SERIES 52
SELECT GROWTH TRUST                                           JULY 2005
SERIES